DELAWARE GROUP EQUITY FUNDS V

Delaware Dividend Income Fund

Supplement to the Fund's Prospectuses
Dated March 30, 2006

Effective October 2, 2006, Nikhil G. Lalvani and Nashira S. Wynn have been added as portfolio managers to the Delaware Dividend Income Fund.

The following replaces the information in the section "Who manages the Fund - Portfolio managers."

Portfolio managers
Babak Zenouzi, Damon J. Andres, D. Tysen Nutt, Jr., Jordan L. Irving, Anthony A. Lombardi, Robert A. Vogel, Jr., Nikhil G. Lalvani and Nashira S. Wynn and have primary responsibility for making day-to-day investment decisions for the equity portion of the Fund. Mr. Andres has been managing the Fund since its inception. Messrs. Nutt, Irving, Lombardi and Vogel assumed responsibility for the Fund in March 2005, Mr. Zenouzi assumed responsibility for the Fund in May 2006, and Mr. Lalvani and Ms. Wynn assumed responsibility for the Fund in October 2006.

Timothy L. Rabe has primary responsibility for making day-to-day investment decisions for the fixed-income portion of the Fund, for which Mr. Rabe assumed responsibility in July 2002.

Babak (Bob) Zenouzi
Senior Vice President, Senior Portfolio Manager
Mr. Zenouzi rejoined Delaware Investments in May 2006. He left the firm in 1999 after seven years as an analyst and portfolio manager. Currently, he leads the firm's REIT group, including the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also serves as lead portfolio manager for the firm's Dividend Income products, which he helped create in the 1990s. Most recently, Mr. Zenouzi worked at Chartwell Investment Partners from 1999 to 2006, where he was a partner and senior portfolio manager on Chartwell's Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Mr. Zenouzi earned a master's degree in finance from Boston College and a bachelor's degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager
Mr. Andres, who joined Delaware Investments in 1994, currently serves as a portfolio manager for REIT investments and convertibles. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Mr. Andres earned a bachelor's degree in business administration with an emphasis in finance and accounting from the University of Richmond.

D. Tysen Nutt, Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader - Large-Cap Value Focus Equity
Mr. Nutt joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm's Large-Cap Value Focus strategy. Before joining the firm, Mr. Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. Mr. Nutt departed MLIM as a managing director. Prior to joining MLIM in 1994, Mr. Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Mr. Nutt earned his bachelor's degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Jordan L. Irving
Vice President, Senior Portfolio Manager
Mr. Irving joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm's Large-Cap Value Focus strategy. Previously, he worked for the U.S. Active Large-Cap Value team within MLIM for six years, where he managed mutual funds and separate accounts for institutions and private clients. Mr. Irving graduated from Yale University with a bachelor's degree in American studies and earned a special diploma in social studies at Oxford University in England. He competed for the United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager
Mr. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm's Large-Cap Value Focus strategy. Previously, Mr. Lombardi worked at MLIM from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings in 1989. Mr. Lombardi graduated from Hofstra University, receiving a bachelor's degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts.

Robert A. Vogel, Jr., CFA
Vice President, Senior Portfolio Manager
Mr. Vogel joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm's Large-Cap Value Focus strategy. He previously worked at MLIM for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Mr. Vogel graduated from Loyola College in Maryland, earning both bachelor's and master's degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and the CFA Society of Philadelphia.

Nikhil G. Lalvani, CFA
Vice President, Portfolio Manager
Mr. Lalvani is a portfolio manager with the firm's Large-Cap Value Focus team. At Delaware Investments, Mr. Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997, he was a research associate with Bloomberg. Mr. Lalvani holds a bachelor's degree in finance from Penn State University and is a member of the CFA Society of Philadelphia.

Nashira S. Wynn
Vice President, Portfolio Manager
Ms. Wynn is a portfolio manager with the firm's Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill Lynch Investment Managers. Ms. Wynn earned a bachelor's degree in finance, with a minor in economics, from The College of New Jersey, and she attended England's Oxford University as a presidential scholar. Ms. Wynn is also a CFA Level I candidate.

Timothy L. Rabe, CFA
Senior Vice President, Head of High Yield Investments, Senior Portfolio Manager
Mr. Rabe joined Delaware Investments in 2000. He is head of the high yield trading department. Prior to joining Delaware Investments, Mr. Rabe was a high yield portfolio manager for Conseco Capital Management for five years. Prior to that, he worked as a tax analyst for the Northern Trust Company. Mr. Rabe received a bachelor's degree in finance from the University of Illinois.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

The following is added to the section entitled "About your account - How to buy shares - By mail."

Please note that all purchases by mail into your account or into a new account will not be accepted until such purchase order is received by Delaware Investments at PO Box 219656, Kansas City, MO 64121-9656 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for investments by overnight courier service. Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

The following is added to the section entitled "About your account - How to redeem shares - By mail."

Please note that all redemption requests from your account by mail will not be accepted until such redemption order is received by Delaware Investments at PO Box 219656, Kansas City, MO 64121-9656 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for redemptions by overnight courier service. Please do not send redemption requests to 2005 Market Street, Philadelphia, PA 19103-7094.

Please keep this supplement for future reference

This Supplement is dated October 10, 2006